Ex. 10.3-8
                                  EXHIBIT 10.3
                   INTELLECTUAL PROPERTY LICENSE AGREEMENT

      This Intellectual Property License Agreement (the "Agreement") is made effective as of December 20, 2000 (the "Effective Date") between Petersen & Fefer, Attorneys at Law, Chateau de Barbereche, Switzerland 1783 Barbereche ("Licensor") and Win or Lose Acquisition Corporation, 1268 Bayshore Boulevard, Dunedin, Florida 33698 ("Licensee").

WHEREAS, the Licensor has developed the unique and novel concept, structure and disclosure documentation for a fully integrated offering under the Securities Act of 1933 for the stock of a blank check company; and

      WHEREAS, the Licensor has developed protocols for the sale of the securities described in the disclosure documentation and the implementation of the associated business methods and plan of operations; and

      WHEREAS, the named partners of the Licensor have organized and capitalized the Licensee for the primary purpose of registering its securities for sale to the public in conformity with the disclosure documentation, selling its securities to the public in conformity with the marketing protocols and implementing the business methods and plan of operations described in the disclosure documentation; and

      WHEREAS, the Licensor and Licensee wish to formalize their agreements and understandings with respect to the ownership of the intellectual property that will form the basis for the Licensee's proposed Form S-1 Registration Statement under the Securities Act of 1933 (the "Registration Statement");

      NOW, THEREFORE, In consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:


                                    Article I
                        Description of Licensed Materials

      The disclosure documentation, offering protocols, business methods and plan of operations that are the subject of this Agreement shall generally consist of original works of authorship prepared by the Licensor, which include the following specific elements and are hereinafter referred to as the "Licensed Materials:"

     1. A complete draft of a Form S-1 Registration Statement under the Securities Act of 1933 for a blank check company that proposes to conduct a fully integrated registered offering of securities pursuant to Securities and Exchange Commission Rule 419 (the "Registration Statement");

     2. A complete draft of the prospectus that forms a part of the Form S-1 Registration Statement including the financial statements and subscription documents incorporated therein (the "Prospectus");

     3. Complete drafts of any additional agreements or other documents that are required to be filed as exhibits to the Form S-1 Registration Statement (the "Exhibits"); and

     4. Any changes, modifications or amendments to the Registration Statement, Prospectus or Exhibits arising from pre-effective amendments to the Registration Statement or any of the documents included or incorporated therein.

      To the extent that Licensor now has or hereafter acquires any other or additional copyrights, trademarks, service marks, patent rights or other intellectual property rights that relate to the disclosure documentation, offering protocols, business methods and plan of operations embodied in the
Licensed Materials, all such intellectual property rights shall be subject to the terms of this Agreement with the same force and effect as if expressly identified herein. Licensee acknowledges that exclusive title to the copyright associated with the authorship of the Licensed Materials, together with any other or additional trademarks, service marks, patent rights or other intellectual property rights that relate in any way to the Licensed Materials is and shall remain vested with Licensor. Licensee shall not have any right, title or interest in the Licensed Materials except as expressly set forth in this Agreement.


                                   Article II
                                Grant of License

      Licensor hereby grants Licensee a worldwide non-exclusive; perpetual, royalty-free license to use the Licensed Materials for the purpose of creating one or more documents (the "Derivative Works") that will be used by the Licensee in connection with the registration of its proposed public offering of securities under the Securities Act of 1933, the satisfaction of its reporting obligations under the Securities Exchange Act of 1934 and the implementation of the offering protocols, business methods and plan of operations embodied in the Licensed Materials. Without limiting the generality of the foregoing, the Licensee is expressly authorized to:

     1. Use all or any part of the Licensed Materials in connection with the preparation of a Form S-1 registration statement under the Securities Act of 1933, including the Prospectus, Exhibits and other documents included therein;

     2. Use all or any part of the Licensed Materials in connection with the preparation of any required pre-effective or post-effective amendments to the Licensee's Form S-1 Registration Statement;

     3. Use all or any part of the Licensed Materials in connection with the preparation of any subsequent reports or proxy statements that the Licensee may be required to file under the Securities Exchange Act of 1934 and that are based in whole or in part on the Licensed Materials;

     4. File the Derivative Works with the Securities and Exchange Commission, other securities regulatory authorities, the National Association of Securities Dealers, Inc., domestic or foreign securities exchanges and other governmental or self-regulatory organizations that are or may be directly or indirectly involved in the regulation of the securities industry;

     5. Use, display, reproduce, translate into other languages, exploit, disseminate, and distribute complete and accurate copies of the Derivative Works in accordance with the rules and regulations of the Securities and Exchange Commission and other securities regulatory authorities;

     6. Publish, disseminate and otherwise distribute an unlimited number of complete and accurate copies of the Derivative Works in conformity with the rules of the Securities and Exchange Commission and established practices in the securities industry; and

     7. Grant a general authorization that will permit Authorized Users, including but not limited to the Securities and Exchange Commission, other securities regulatory authorities, brokers, dealers, underwriters, third-party information disseminators and others, to engage in the unrestricted distribution and dissemination of complete and accurate copies of the Derivative Works in conformity with the rules of the Securities and Exchange Commission and established practices in the securities industry.


                                   Article III
                  Delivery of Licensed Materials to Licensee

      Licensor will provide the Licensed Materials to the Licensee in the following manner:

     1. File Transfer. Copies of the Licensed Materials will be provided to the Licensee through electronic transfer, by means of File Transfer Protocol or otherwise.

     2. Physical Media. Copies of the Licensed Materials will be provided to the Licensee on digital computer disk or other electronic media for use on the networks and workstations maintained by Licensee and its Authorized Users.

     3. Network Access. The Licensed Materials will be stored at one or more Licensor locations in digital form accessible by telecommunications links between such locations and the networks of Licensee and its Authorized Users.

     4. Printed Copies. Copies of the Licensed Materials will be provided to the Licensee in printed form for use and copying by Licensee and its Authorized Users.

                                   Article IV
                          Creation of Derivative Works

      Licensee is expressly authorized to create one or more Derivative Works based on the Licensed Materials, provided that:

     1. Such Derivative Works may only be used by the Licensee in connection with the registration of its proposed public offering of securities under the Securities Act of 1933, the satisfaction of its reporting obligations under the Securities Exchange Act of 1934 and the implementation of the offering protocols, business methods and plan of operations embodied in the Licensed Materials;

     2. All pre-effective amendments to the Licensee's Form S-1 Registration shall be prepared by the Licensor, or outside legal counsel selected and paid by the Licensor, and title to any additional copyrights or other intellectual property arising from such pre-effective amendments shall, subject to the terms of this Agreement, be vested exclusively in the Licensor; and

     3. Licensee expressly agrees and acknowledges that any additional copyrights arising from such pre-effective amendments shall not constitute a work for hire or confer on Licensee any rights that vary in any material respect from the License granted by this Agreement.


                                    Article V
                                Authorized Users.

The Authorized Users of complete and accurate copies of the Derivative Works are:

     1. Full and part time employees (including attorneys, accountants, advisors, consultants and independent contractors) of Licensee, regardless of the physical location of such persons;

     2. The U.S. Securities and Exchange Commission, other domestic or foreign securities regulatory authorities, and all employees (including attorneys, accountants, advisors, consultants and independent contractors) thereof.

     3.   The National  Association of Securities  Dealers,  Inc.,  every domestic or foreign stock exchange and every domestic or foreign self regulatory organization that regulates or purports to regulate any aspect of the securities business, and all employees (including attorneys, accountants, advisors, consultants and independent contractors) thereof.

     4. Every NASD member broker-dealer and every domestic or foreign broker dealer who is not an NASD member but is otherwise licensed or authorized to act as a broker-dealer in any domestic or foreign jurisdiction, and all employees (including attorneys, accountants, advisors, consultants and independent contractors) thereof.

     5. All information services that provide printed or electronic copies of documents, summary information, technical analysis, investment advice or other data or information relating to companies that have registered their securities under the Securities Act of 1933 or the Securities Exchange Act of 1934, and all employees (including attorneys, accountants, advisors, consultants and independent contractors) thereof.

     6. Every person, firm or legal entity, however constituted, that has a legal or equitable right to receive or review printed or electronic copies of documents, summary information, technical analysis, investment advice or other data or information relating to companies that have registered their securities under the Securities Act of 1933 or the Securities Exchange Act of 1934, and all employees (including attorneys, accountants, advisors and independent contractors) thereof.

     7. Every other person or legal entity, however constituted, that has an interest in receiving or reviewing printed or electronic copies of documents, summary information, technical analysis, investment advice or other data or information relating to companies that have registered their securities under the Securities Act of 1933 or the Securities Exchange Act of 1934.


                                   Article VI
                                Authorized Uses.

Authorized Users may use complete and accurate copies of the Derivative Works, or any portion thereof, for all purposes that are consistent with the Fair Use Provisions of United States and international law, or permitted by the express terms of this Agreement. Nothing in this Agreement shall be construed as restricting or otherwise limiting any Authorized User's rights under the Fair Use provisions of United States or international law to use complete and accurate copies of the Derivative Works, or any portion thereof

      Without limiting the generality of the foregoing, any Derivative Works that are based in whole or in part on Licensed Materials may be used for purposes of criticism, analysis, comment, news reporting, education, scholarship, research and other reasonable purposes as follows:

     1. Display. Authorized Users shall have the right to electronically display complete and accurate copies of any Derivative Works that are based in whole or in part on Licensed Materials.

     2. Digitally Copy. Authorized Users may download and digitally copy complete and accurate copies of any Derivative Works that are based in whole or in part on Licensed Materials.

     3. Print Copy. Licensee and Authorized Users may print an unlimited number of complete and accurate copies of any Derivative Works that are based in whole or in part on Licensed Materials.

     4. Dissemination Fees. Authorized Users may charge a reasonable fee for services rendered in connection with the printing, publication, distribution or other dissemination of complete and accurate copies of any Derivative Works that are based in whole or in part on Licensed Materials.

     5. Databases. If all or any portion of the Derivative Works are included in a database, compilation, or collection of information, Authorized Users shall be permitted to extract or use information contained in the Derivative Works for criticism, analysis, comment, news reporting, education, scholarship, research and other reasonable purposes, including extraction and manipulation of information for the purpose of illustration, explanation, example, comment, criticism, teaching, research, or analysis.

     6. Electronic Links. Licensee and Authorized Users may provide electronic links to complete and accurate copies of any Derivative Works from web page(s), and are encouraged to do so in ways that will increase the usefulness and maximize the availability of complete and accurate copies of the Derivative Works.

     7. Caching. Licensee and Authorized Users may make such local digital copies of the Derivative Works as may be necessary to ensure efficient use by browsers or other computer software.

     8. Indices. Licensee and Authorized Users may use summaries of and extracts from the Derivative Works in connection with the preparation of integrated database indices and abstract and keyword indices.

     9. Information Sharing. Authorized Users may transmit to third parties, in hard copy or electronically, all or any portion of the Licensee's Registration Statement, prospectus and other reports and proxy statements that are based in whole or in part on Licensed Materials.


                                   Article VII
                   Limitations on Use of Licensed Materials

Licensee shall not license anyone to use the Licensed Properties for any purpose or knowingly permit anyone other than full and part time employees of the Licensee (including attorneys, accountants, advisors, consultants and independent contractors) to use the Licensed Materials. Licensee shall not knowingly permit anyone other than Authorized Users to use the Derivative Works.

      Licensee shall include conspicuous copyright or other notices in each Derivative Work that is based in whole or in part on Licensed Materials, and the Licensor shall have the sole and exclusive authority to approve or disapprove the form and placement of such notices

      No Authorized User shall be permitted to copy all or any substantial portion of the Derivative Work and then use such copied material as the basis for a registration statement or other SEC report that is filed on behalf of any person other than the Licensee.

Except as specifically permitted in this Agreement, the Licensee and the Authorized Users may not use the Licensed Materials or the Derivative Works for commercial purposes, including but not limited to the bulk reproduction, distribution or dissemination of the Licensed Materials in any form.


                                  Article VIII
                             Assignment and Transfer

      Neither party may assign, directly or indirectly, all or part of its rights or obligations under this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. Notwithstanding the generality of the foregoing, all of the Licensee's rights and responsibilities under this Agreement shall, in connection with the closing of a business combination of the type contemplated by the Licensed Materials, inure to the benefit of the combined companies, without regard to the legal form or structure of the transaction.


                                   Article IX
                                  Governing Law

This Agreement shall be interpreted and construed according to, and governed by, the laws of the United States of America and the State of Delaware, excluding any such laws that might direct the application of the laws of another jurisdiction. The federal or state courts located in the states of Delaware and/or Florida shall have jurisdiction to hear any dispute under this Agreement. No provision of this Agreement shall be construed in a manner that would be inconsistent with the Licensee's legal duty to conduct all of its proposed activities in compliance with applicable state and Federal laws, the Rules and Regulations of the Securities and Exchange Commission and established practice in the securities industry.


                                    Article X
                               Dispute Resolution

      In the event any dispute or controversy arising out of or relating to this Agreement, the parties agree to exercise their best efforts to resolve the dispute as soon as possible. While seeking a resolution of any such dispute, the parties shall, without delay, continue to perform their respective obligations under this Agreement that are not affected by the dispute.

      Arbitration. Any controversies or disputes arising out of or relating to this Agreement shall be resolved by binding arbitration in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association. The parties shall endeavor to select a mutually acceptable arbitrator knowledgeable about issues relating to the subject matter of this Agreement. In the event the parties are unable to agree to such a selection, each party will select an arbitrator and the arbitrators in turn shall select a third arbitrator. The arbitration shall take place at a location that is reasonably centrally located between the parties, or otherwise mutually agreed upon by the parties.

      All documents, materials, and information in the possession of each party that are in any way relevant to the claim(s) or dispute(s) shall be made available to the other party for review and copying no later than 15 days after the notice of arbitration is served.

      The arbitrator(s) shall not have the authority, power, or right to alter, change, amend, modify, add, or subtract from any provision of this Agreement or to award punitive damages. The arbitrator shall have the power to issue mandatory orders and restraining orders in connection with the arbitration. The award rendered by the arbitrator shall be final and binding on the parties, and judgment may be entered thereon in any court having jurisdiction. The agreement to arbitration shall be specifically enforceable under prevailing arbitration law. During the continuance of any arbitration proceeding, the parties shall continue to perform their respective obligations under this Agreement.


                                    Article X
                                  Miscellaneous

      This Agreement constitutes the entire agreement of the parties and supersedes all prior communications, understandings and agreements relating to the subject matter hereof, whether oral or written.

      No modification or claimed waiver of any provision of this Agreement shall be valid except by written amendment signed by authorized representatives of Licensor and Licensee.

      If any provision or provisions of this Agreement shall be held to be invalid, illegal, unenforceable or in conflict with the law of any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      Waiver of any provision herein shall not be deemed a waiver of any other provision herein, nor shall waiver of any breach of this Agreement be construed as a continuing waiver of other breaches of the same or other provisions of this Agreement.

      All notices given pursuant to this Agreement shall be in writing and may be hand delivered, or shall be deemed received within 5 days after mailing if sent by registered or certified mail, return receipt requested. If any notice is sent by facsimile, confirmation copies must be sent by mail or hand delivery to the specified address. Either party may from time to time change its Notice Address by written notice to the other party.

If to Licensor:                           If to Licensee:

Petersen & Fefer                          Win or Lose Acquisition Corporation
Attorneys at Law                          1268 Bayshore Boulevard
Chateau de Barbereche                     Dunedin, Florida 33698
Switzerland 1783 Barbereche

      IN WITNESS WHEREOF, the parties have executed this Agreement by their respective, duly authorized representatives as of the date first above written.
Petersen & Fefer, Attorneys at Law        Win or Lose Acquisition Corporation



By:              /s/                      By:              /s/
   ---------------------------------         ---------------------------------
   John L. Petersen, Partner                 Sally A. Fonner, President